SCHEDULE OF INVESTMENTS
Ivy Natural Resources Fund (in thousands)	JUNE 30, 2019 (UNAUDITED)

COMMON STOCKS	Shares	Value
Australia
Materials – 4.9%
BHP Group plc	701	$17,919

Total Australia - 4.9%		$17,919

Canada
Industrials – 3.0%
Canadian Pacific Railway Ltd.(A)	46	10,797

Materials – 7.4%
Barrick Gold Corp.(A)	708	11,170
Nutrien Ltd.(A)	221	11,810
West Fraser Timber Co. Ltd.	80	3,652

		26,632

Total Canada - 10.4%		$37,429

France
Energy – 2.2%
Total S.A. ADR	143	8,001

Total France - 2.2%		$8,001

Hong Kong
Materials – 0.0%
China Metal Recycling (Holdings) Ltd.(B)(C)	30,000	—	*

Total Hong Kong - 0.0%		$—	*

Netherlands
Energy – 1.7%
Core Laboratories N.V.(A)	118	6,193

Total Netherlands - 1.7%		$6,193

Portugal
Energy – 1.5%
Galp Energia SGPS S.A., Class B	350	5,385

Total Portugal - 1.5%		$5,385

South Africa
Materials – 1.9%
Mondi plc	311	7,069

Total South Africa - 1.9%		$7,069

United Kingdom
Energy – 3.1%
BP plc	1,642	11,440

Materials – 6.3%
Croda International plc	90	5,826
Rio Tinto plc	272	16,850

		22,676

Total United Kingdom - 9.4%		$34,116

United States
Energy – 56.0%
Cabot Oil & Gas Corp.	340	7,803
Centennial Resource Development, Inc., Class A(B)	515	3,912
Chevron Corp.	180	22,368
Cimarex Energy Co.	121	7,170
Concho Resources, Inc.	143	14,741

Continental Resources, Inc.(B)	117	4,916
Diamondback Energy, Inc.	131	14,270
Enterprise Products Partners L.P.	364	10,516
EOG Resources, Inc.	181	16,843
Halliburton Co.	667	15,163
Magellan Midstream Partners L.P.	134	8,582
Marathon Petroleum Corp.	240	13,403
Noble Energy, Inc.	230	5,162
Parsley Energy, Inc., Class A(B)	345	6,551
Phillips 66	183	17,071
RPC, Inc.(A)	599	4,316
Schlumberger Ltd.	172	6,816
Valero Energy Corp.	163	13,980
WPX Energy, Inc.(B)	769	8,851

		202,434

Industrials – 3.2%
Union Pacific Corp.	70	11,787

Materials – 6.8%
Air Products and Chemicals, Inc.	28	6,225
Dow Chemical Co. (The)(B)	56	4,166
Ingevity Corp.(B)	35	3,633
PPG Industries, Inc.	62	7,219
Sherwin-Williams Co. (The)	4	1,741
Southern Copper Corp.	45	1,766

		24,750

Total United States - 66.0%		$238,971

TOTAL COMMON STOCKS – 98.0%		$355,083

(Cost: $378,701)

SHORT-TERM SECURITIES	Principal
Master Note – 1.2%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps) 2.620%, 7-5-19(D)	$4,178	4,178

		Shares
Money Market Funds – 6.8%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares 2.360%, (E)(F)	24,451	24,451

TOTAL SHORT-TERM SECURITIES – 8.0%		$28,629

(Cost: $28,629)

TOTAL INVESTMENT SECURITIES – 106.0%		$383,712

(Cost: $407,330)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (6.0)%		(21,701)

NET ASSETS – 100.0%		$362,011

Notes to Schedule of Investments

*	Not shown due to rounding.
(A)	All or a portion of securities with an aggregate value of $24,901 are on loan.
(B)	No dividends were paid during the preceding 12 months.
(C)	Securities whose value was determined using significant unobservable inputs.
(D)

Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(E)	Rate shown is the annualized 7-day yield at June 30, 2019.
(F)	Investment made with cash collateral received from securities on loan.

The following forward foreign currency contracts were outstanding at June 30, 2019:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Euro	10,989	U.S. Dollar	12,482	7-5-19	Morgan Stanley International	$—	$16
British Pound	45,946	U.S. Dollar	60,288	7-5-19	UBS AG	1,929	—
Canadian Dollar	4,857	U.S. Dollar	3,632	7-5-19	UBS AG	—	77

						$1,929	$93

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 - Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2019:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Energy	$216,628	$16,825	$—
Industrials	22,584	—	—
Materials	51,382	47,664	—	*

Total Common Stocks	$290,594	$64,489	$—	*
Short-Term Securities	24,451	4,178	—

Total	$315,045	$68,667	$—	*

Forward Foreign Currency Contracts	$—	$1,929	$—

Liabilities
Forward Foreign Currency Contracts	$—	$93	$—

During the period ended June 30, 2019, there were no transfers in or out of Level 3.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

For Federal income tax purposes, cost of investments owned at June 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost	$407,330

Gross unrealized appreciation	56,230
Gross unrealized depreciation	(79,848)

Net unrealized depreciation	$(23,618)